RESULTS OF THE SHAREHOLDER MEETING

	On June 2, 2009 Dimensional Emerging Markets Value Fund ("DEM") held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DEM, including, among other items, the amendment of certain fundamental investment limitations and the elimination of certain fundamental investment limitations. Shareholders also voted on the election of Directors for DEM. The directors standing for election at the Meeting comprise the entire Board of Directors of DEM. The shareholders of DEM approved each of the applicable proposals for DEM presented at the Meeting. Listed below are the voting results from the Meeting. Please note that the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

INFORMATION WILL BE SHOWN IN THE FOLLOWING ORDER:

SHARES VOTED:
For
%
Against
%
Abstain/WithHold
%

PERCENT OF OUTSTANDING SHARES VOTED:
NonVote
%
For
Against
Abstain / WithHold

--  --  --  --  --  --  --  --  --  --  --  --

PROPOSALS:

1 Election of Directors for DEM:

1a David G. Booth
154,719,678
98.58%
0
0.00%
2,230,350
1.42%

28,919,699
18.41%
98.51%
0.00%
1.42%

1b George M. Constantinides
154,719,678
98.58%
0
0.00%
2,230,350
1.42%

28,919,699
18.41%
98.51%
0.00%
1.42%

1c John P. Gould
154,719,678
98.58%
0
0.00%
2,230,350
1.42%

28,919,699
18.41%
98.51%
0.00%
1.42%

1d Roger G. Ibbotson
154,719,678
98.58%
0
0.00%
2,230,350
1.42%

28,919,699
18.41%
98.51%
0.00%
1.42%

1e Robert C. Merton
154,719,678
98.58%
0
0.00%
2,230,350
1.42%

28,919,699
18.41%
98.51%
0.00%
1.42%

1f Myron S. Scholes
154,719,678
98.58%
0
0.00%
2,230,350
1.42%

28,919,699
18.41%
98.51%
0.00%
1.42%

1g Eduardo A. Repetto
154,719,678
98.58%
0
0.00%
2,230,350
1.42%

28,919,699
18.41%
98.51%
0.00%
1.42%

1h Abbie J. Smith
154,719,678
98.58%
0
0.00%
2,230,350
1.42%

28,919,699
18.41%
98.51%
0.00%
1.42%

3 Approval of an Agreement and Plan of Reorganization for DEM
123,882,784
78.93%
248,809
0.16%
3,898,735
2.48%

28,919,699
18.43%
78.87%
0.16%
2.48%

5 To approve amendments to certain fundamental investment restrictions

5a Borrowing Money
121,580,801
77.46%
5,835,274
3.72%
614,254
0.39%

28,919,699
18.43%
77.41%
3.72%
0.39%

5b Making Loans
121,527,084
77.43%
5,840,456
3.72%
662,790
0.42%

28,919,699
18.43%
77.37%
3.72%
0.42%

5c Investments in Real Estate
120,018,448
76.47%
7,397,704
4.71%
614,177
0.39%

28,919,699
18.43%
76.41%
4.71%
0.39%

5d Investments in Commodities
121,499,862
77.41%
5,916,917
3.77%
613,551
0.39%

28,919,699
18.43%
77.36%
3.77%
0.39%

5e Diversification of Investments
121,586,004
77.47%
5,823,213
3.71%
621,112
0.40%

28,919,699
18.43%
77.41%
3.71%
0.40%

6 To approve the elimination of certain fundamental investment restrictions

6b Purchasing Securities on Margin
121,252,352
77.26%
6,115,035
3.90%
662,941
0.42%

28,919,699
18.43%
77.20%
3.89%
0.42%

6d Investing for the Purpose of Exercising Control
121,536,300
77.44%
5,869,804
3.74%
624,225
0.40%

28,919,699
18.43%
77.38%
3.74%
0.40%

7a Proposed Sub-Advisory Agreement among Dimensional Fund
Advisors LP, DFA Australia Limited, and the Company
123,729,214
78.83%
405,576
0.26%
3,895,539
2.48%

28,919,699
18.43%
78.78%
0.26%
2.48%

7b Proposed Sub-Advisory Agreement among Dimensional Fund
Advisors LP, Dimensional Fund Advisors Ltd., and the Company
123,730,642
78.83%
404,185
0.26%
3,895,502
2.48%

28,919,699
18.43%
78.78%
0.26%
2.48%